UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 1, 2009

Inovio Biomedical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121-1318
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 597-6006

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As described in the Current Report on Form 8-K of Inovio Biomedical Corporation (“Inovio”) dated June 1, 2009 (the “Initial 8-K”), on June 1, 2009 Inovio closed a business combination transaction with VGX Pharmaceuticals, Inc., a Delaware corporation (“VGX”) and Inovio Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of Inovio (“Submerger”), whereby VGX was merged with and into Submerger with Submerger as the surviving entity (the “Merger”) in accordance with the terms of that certain Amended and Restated Agreement and Plan of Merger dated December 5, 2008, as further amended on March 31, 2009.

Inovio is filing this second amendment to the Initial 8-K to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial information required by this item with respect to the Merger was previously filed on a first amendment to the Initial 8-K filed on June 16, 2009.

(b) Pro Forma Financial Information.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached pro forma financial information was omitted from disclosure contained in the Initial 8-K.  Attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference is the required pro forma financial information.

(d) Exhibits.

99.1*

Unaudited Pro Forma Combined Financial Statements

Unaudited Pro Forma Combined Balance Sheets as of December 31, 2008

Unaudited Pro Forma Combined Statements of Operations for the year ended  December 31, 2008

Notes to Unaudited Pro Forma Combined Financial Statements

99.2

Unaudited Pro Forma Combined Condensed Financial Information

Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2009

Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended March 31, 2009

Notes to Unaudited Pro Forma Combined Condensed Financial Information

*                                         Incorporated by reference to the Unaudited Pro Forma Combined Financial Statements included in the Joint Proxy Statement/Prospectus filed by Inovio with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on May 1, 2009, relating to Inovio’s Registration Statement on Form S-4, as amended (Registration No. 333-156035)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2009

INOVIO BIOMEDICAL CORPORATION

	By:	/s/ Peter Kies
Peter Kies, Chief Financial Officer